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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of report (date of earliest event reported): June 18, 2004




                              CROSSTEX ENERGY, L.P.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                  000-50067                    16-1616605
 (State of incorporation    (Commission file number)         (I.R.S. employer
     or organization)                                     identification number)


            2501 CEDAR SPRINGS, SUITE 600
                     DALLAS, TX                                  75201
      (Address of principal executive offices)                 (Zip code)



       Registrant's telephone number, including area code: (214) 953-9500


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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)      Exhibits
              --------

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached Exhibit 99.1 and the information set forth therein are deemed to be furnished pursuant to Item 9 hereof and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

     EXHIBIT NUMBER             DESCRIPTION
     --------------             -----------

     99.1               --      CROSSTEX ENERGY, L.P. Press Release dated June
                                21, 2004


ITEM 9.       REGULATION FD DISCLOSURE

     The Registrant hereby incorporates by reference into this Item 9 the information set forth in its press release, dated June 21, 2004, a copy of which is included as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CROSSTEX ENERGY, L.P.

                                          By: Crosstex Energy GP, L.P., its
                                              General Partner

                                          By: Crosstex Energy GP, LLC, its
                                              General Partner


Date:  June 21, 2004                      By:  /s/ William W. Davis
                                              ----------------------------------
                                                   William W. Davis
                                                   Executive Vice President and
                                                   Chief Financial Officer











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                                INDEX TO EXHIBITS


     EXHIBIT NUMBER             DESCRIPTION
     --------------             -----------

     99.1               --      CROSSTEX ENERGY, L.P. Press Release dated June
                                21, 2004